EXHIBIT 99.1

Sharing Economy International Issued Letter to Shareholders

NEWS PROVIDED BY

Sharing Economy International, Inc.

Sep 29, 2020, 03:43 ET

HONG KONG, Sept. 29, 2020 /PRNewswire/ -- Sharing Economy International Inc. (“SEII” or “the Company”) (OTCQB: SEII) today issued a letter to shareholders:

Dear Shareholders,

behalf of the board of directors of Sharing Economy International Inc. (“SEII”), I would like to report to you the recent business development of the Group. For many industries around the world, 2020 is a year full of changes and challenges, and we are no exception. We transformed our business to developing and marketing sharing economy solutions globally at the beginning of the year, and we and spared no effort to consolidate our business to lay a solid foundation for future development.

Global warming and the various natural disasters that have emerged in recent years have aroused global attention to environmental issues. In addition, the covid-19 epidemic this year has impacted the global economy, business activities, and daily lives of individuals. People’s attention to environmental protection and changes in consumption patterns drive the market demand in environmentally friendly consumption industries that allow individuals and groups to make money from underused assets.

“Sharing Economy”, an economic model defined as a peer-to-peer based activity of acquiring, providing, or sharing access to idle assets and services, or to facilitate collaboration, is not a new concept. Communities of people have shared the use of assets for thousands of years. The newly added element is the advent of the internet and technology that has made it easier for asset owners and those seeking to use those assets to find each other.

The United Nations began to promote the “3R concept” (i.e. Reduce, Reuse and Recycle) two decades ago, and on top of that, SEII now introduces a fourth R, namely Rent. SEII focuses on the sharing economy business, with the mission of changing global consumption pattern to achieve waste reduction at the source through promoting the conception of “Better Renting than Buying”. Our businesses are divided into 3 segments, including the sharing economy business, the innovation technology development, and the rental business.

In the sharing economy business, we own two sharing platforms, namely ECrent, a peer-to-peer sharing rental online marketplace worldwide that is ready to use in over 40 major regions worldwide, and Buddigo, a peer-to-peer mobile solution providing instant delivery and errand services. We will continue to optimize the two platforms and intend to launch a worldwide sharing vehicle program. At the same time, we will do intensive marketing of ECrent platform, aiming at achieving localization in various regions through franchising.

Technology is an important element in this wave of sharing economy development. SEII plans actively study how to make use of big data and artificial intelligence to connect potential users. To achieve this, we intend to identify suitable acquisition targets that could develop new innovative business concepts in the information and communications technology sector. We also plan to explore the feasibility of developing blockchain enabled crypto-currency.

For rental business, we intend to expand rental business streams through acquisition of rental properties in regional markets. Our targets of acquisition include: commercial properties, serviced apartments, co-working spaces, hotels, business service centers, etc. We also plan to launch a worldwide sharing vehicles program to promote use of environmentally friendly electric vehicles. We intend to explore partnership opportunities with renowned electric automobile manufacturers and study the possibilities of introducing them as company’s strategic shareholders.

In the foreseeable future, we believe that the sharing economy and the traditional economy will coexist. We firmly believe the two can complement each other and create a win-win situation. SEII is ready for rapid development. The Group will strengthen its competitiveness through talent acquisition and fundraising in the capital market. We also intend to cooperate with the leading enterprises of the traditional economy and aim to widening our shareholder base by introducing world-famous brands such as Amazon, Tesla and Google.

I am convinced that SEII’s business development strategies are on the right track. Going forward, SEII needs not only to fulfill its promise to create best value for shareholders, but also to shoulder the corporate responsibility of promoting environmental protection and sustainable development. Many people say that the world is experiencing a political and economic storm. I strongly believe that every difficulty is a golden opportunity for our team to accumulate experience, and every challenge brings us closer and pushes us forward.

On behalf of the Board and the management team of the Group, I would like to convey my sincere gratitude to all the shareholders and business partners for their support and trust. I would also like to express my heartfelt thanks to all the employees of the Group for their diligence.

Thank you, and I wish you all good health.

Anthony Chan

Chairman and CEO

About Sharing Economy International Inc.

Sharing Economy International Inc., through its affiliated companies, designs, manufactures and distributes a line of proprietary high and low temperature dyeing and finishing machinery to the textile industry. The Company’s latest business initiatives are focused on targeting the technology and global sharing economy markets, by developing online platforms and rental business partnerships that will drive the global development of sharing through economical rental business models. Moreover, the Company will actively pursue blockchain technology in its existing and to-be-acquired business, enabling the general public to realize the beauty of resource sharing.

For more information visit www.seii.com

Forward-looking Statements Safeharbor

This shareholder letter may contain forward-looking statements that involve risks and uncertainties concerning the business, products, and financial results of Sharing Economy International Inc. (“Sharing Economy”). Actual results may differ materially from the results predicted. More information about Sharing Economy’s financial status as well as potential risk factors that could affect our business, products, and financial results is included in Sharing Economy’s annual report on Form 10-K for the year ended December 31, 2019, and in reports subsequently filed by Sharing Economy with the Securities and Exchange Commission (“SEC”). All documents are available through the SEC’s website at www.sec.gov or from Sharing Economy’s’ website at www.seii.com. Sharing Economy hereby disclaims any obligation to publicly update the information provided above, including forward-looking statements, to reflect subsequent events or circumstances. Updated information regarding the forward-looking statements and Sharing Economy’s financial status may be found in Sharing Economy’s Annual Report on Form 10-K for the year ended December 31, 2020 which will likely be filed in March 2021.

Furthermore, the “forward-looking statements” noted above fall within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate”, “believe”, “estimate”, “intend”, “could”, “should”, “would”, “may”, “seek”, “plan”, “might”, “will”, “expect”, “anticipate”, “predict”, “project”, “forecast”, “potential”, “continue” or similar words or expressions. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future and are not guarantees. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, level of activity, performance or achievement to be materially different from the results of operations or plans expressed or implied by such forward-looking statements.

We cannot predict all risks and uncertainties. As stated in Sharing Economy’s reports filed with the SEC, Sharing Economy has very limited cash on hand and as a result, Sharing Economy will not be able to execute on its plans without adequate financing which may not be available. No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to Sharing Economy. Even if Sharing Economy is able to obtain additional financing, it may contain undue restrictions on our operations, in the case of debt financing, or cause substantial dilution for our stockholders, in case of equity financing.

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Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. These forward-looking statements are found include information concerning possible or assumed future results of our operations, including statements about potential sales and revenues; acquisition or merger targets; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future acquisitions, future cash needs, future operations, business plans and future financial results, and any other statements that are not historical facts.

These forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this letter.

This letter is not an offer to sell any securities.

SOURCE Sharing Economy International, Inc.

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